UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

ETHANEX ENERGY, INC.
(f/k/a New Inverness Explorations, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-129810	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14500 Parallel Road, Suite A
Basehor, KS	66007
(Address of principal executive offices)	(Zip Code)

(913) 724-4106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 23, 2006, representatives from Ethanex Energy, Inc. (the “Company”) will deliver a presentation at the Sanders Morris Middle Market Investor Growth Conference. The Company is also making a presentation at the CdC Capital AG Small and Mid-Cap Conference on October 25, 2005. The presentation slides are attached as Exhibit 99.1 to this Current Report on Form 8-K and are also available on the Company's website at http://www.ethanexenergy.com. In addition, the Company previously announced its participation in the Sanders Morris Middle Market Conference in a press release dated October 17, 2006, which is attached hereto as Exhibit 99.2 and its participation in the CdC Capital AG Small and Mid-Cap Conference in a press release dated October 18, 2006, which is attached hereto as Exhibit 99.3.

Neither the presentation attached to this Current Report on Form 8-K as Exhibit 99.1 nor any other information contained on the Company’s website shall be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Ethanex Energy, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Description
99.1	Ethanex Energy, Inc. presentation
99.2	Press Release dated October 17, 2006
99.3	Press Release dated October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006	ETHANEX ENERGY, INC.

By: /s/ Albert Knapp
Name: Albert Knapp
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Ethanex Energy, Inc. presentation
99.2	Press Release dated October 17, 2006
99.3	Press Release dated October 18, 2006